Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt	Debt
On October 29, 2021, MarketWise, LLC, entered into a loan and security agreement, with the Guarantors (as defined below), the lenders from time to time party thereto, HSBC Bank USA, N.A., as administrative agent, collateral agent, joint lead arranger, and joint bookrunner, and BMO Capital Markets Corp, as joint lead arranger and joint bookrunner (the “Loan and Security Agreement”), providing for up to $150 million of commitments under a revolving credit facility (the “Credit Facility”), including a $5 million letter of credit sublimit. HSBC Bank USA, N.A. and BMO Capital Markets Corp. acted as joint lead arrangers and joint bookrunners, and HSBC Bank USA, N.A., BMO Harris Bank N.A., Silicon Valley Bank, Wells Fargo Bank, N.A., and PNC Bank National Association are lenders.
The Credit Facility is guaranteed by MarketWise, LLC’s direct and indirect material U.S. subsidiaries, subject to customary exceptions (the “Guarantors”), pursuant to a guaranty by the Guarantors in favor of HSBC Bank USA, National Association, as agent (the “Guaranty”). Borrowings under the Credit Facility are secured by a first-priority lien on substantially all of the assets of MarketWise, LLC and the Guarantors, subject to customary exceptions. The Credit Facility has a term of three years, maturing on October 29, 2024.
Subject to certain conditions and the receipt of commitments, the Loan and Security Agreement allows for revolving commitments under the Credit Facility to be increased or new term commitments to be established by up to $65 million. The existing lenders under the Credit Facility are entitled, but not obligated, to provide such incremental commitments.
Borrowings will bear interest at a floating rate which can be, at our option, either (a) an alternate base rate plus an applicable rate ranging from 0.50% to 1.25% or (b) a LIBOR or EURIBOR rate (with a floor of 0.00%) for the specified interest period plus an applicable rate ranging from 1.50% to 2.25%, in each case, depending on MarketWise, LLC’s Net Leverage Ratio (as defined in the Loan and Security Agreement). We will pay an unused commitment fee ranging from 0.25% to 0.35% based on unused capacity under the Credit Facility and MarketWise, LLC’s Net Leverage Ratio. The Company may use the proceeds of borrowings under the Credit Facility to finance permitted acquisitions and for working capital and other general corporate purposes.
The Loan and Security Agreement contains customary affirmative covenants for transactions of this type, including, among others, the provision of financial and other information to the administrative agent, notice to the administrative agent upon the occurrence of certain material events, preservation of existence, maintenance of properties and insurance, compliance with laws, including environmental laws, the provision of additional guarantees, and an affiliate transactions covenant, subject to certain exceptions. The Loan and Security Agreement contains customary negative covenants, including, among others, restrictions on the ability to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, make investments, acquisitions, loans, or advances, pay dividends, and sell or otherwise transfer assets.
The Loan and Security Agreement contains financial maintenance covenants that require MarketWise, LLC to maintain an Interest Coverage Ratio (as defined in the Loan and Security Agreement) of not less than 3.00 to 1.00 and a Net Leverage Ratio (as defined in the Loan and Security Agreement) of not more than 2.00 to 1.00 (which ratio may be increased to 2.50 to 1.00 for a period of time following a permitted acquisition for which the aggregate cash consideration exceeds $50 million), in each case, tested at the end of each fiscal quarter. The Loan and Security Agreement also provides for a number of customary events of default, including, among others: payment defaults to the lenders; voluntary and involuntary bankruptcy proceedings; covenant defaults; material inaccuracies of representations and warranties; cross-acceleration to other material indebtedness; certain change of control events; material money judgments; and other customary events of default. The occurrence of an event of default could result in the acceleration of obligations and the termination of lending commitments under the Loan and Security Agreement.
The Company may use the proceeds of the Credit Facility to finance permitted acquisitions and for working capital and other general corporate purposes. The advances under Credit Facility are subject to conditions customary for facilities of this nature. As of December 31, 2021, there were no outstanding advances under the Credit Facility.